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                                                                    Exhibit 99.3


    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
        SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned, the Chief Executive Officer and the Chief Financial Officer of McDonald's Corporation (the "Company"), each hereby certifies that, to the best of his knowledge, on the date hereof:

(a) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.





                                                     /s/ Jack M. Greenberg
                                                     ------------------------
                                                     Jack M. Greenberg
                                                     Chief Executive Officer
                                                     Date:  August 13, 2002


                                                     /s/ Matthew H. Paull
                                                     ------------------------
                                                     Matthew H. Paull
                                                     Chief Financial Officer
                                                     Date:  August 13, 2002

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